Exhibit 99.2
SM Investor Presentation February 22, 2011 DRAFT CONFIDENTIAL

Legal Notice / Forward Looking Statements 2 The statements in this presentation regarding future events, occurrences, circumstances, activities, performance, outcomes and results are forward-looking statements. Although these statements reflect the current views, assumptions and expectations of Crestwood LP's management, the matters addressed herein are subject to numerous risks and uncertainties which could cause actual activities, performance, outcomes and results to differ materially from those indicated. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Crestwood Holdings and Crestwood LP, including future financial and operating results, the combined company's plans, objectives, expectations and intentions and other statements that are not historical facts. Factors that could result in such differences or otherwise materially affect Crestwood LP's financial condition, results of operations and cash flows include: changes in general economic conditions; fluctuations in natural gas prices; failure or delays by our customers in achieving expected production natural gas projects; competitive conditions in our industry; actions taken or non- performance by third parties, including suppliers, contractors, operators, processors, transporters and customers; fluctuations in the value of certain of our assets and liabilities; changes in the availability and cost of capital; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; construction costs or capital expenditures exceeding estimated or budgeted amounts; the effects of existing and future laws and governmental regulations, including environmental and climate change requirements; and the effects of existing and future litigation; as well as other factors disclosed in Crestwood LP's filings with the Securities and Exchange Commission. In addition, there are significant risks and uncertainties relating to our pending acquisition of the midstream assets of Frontier Gas Services, LLC and, if we acquire such assets, our ownership of them, including (a) the acquisition may not be consummated, (b) the representations, warranties, and indemnifications by Frontier are limited in the acquisition agreement and our diligence into the business has been limited; as a result, the assumptions on which our estimates of future results of the business have been based may prove to be incorrect in a number of material ways, resulting in our not realizing the expected benefits of the acquisition and our having limited recourse against Frontier, (c) financing the acquisition will substantially increase our leverage, (d) we may not be able to obtain debt financing for the acquisition on expected or acceptable terms, which would require us to draw on the committed bridge and make the acquisition less accretive, (e) the closing of the acquisition is not subject to a financing condition and our bridge does not backstop the equity portion of our purchase price or our equity commitments, which means we may be obligated to close the acquisition even if we do not have sufficient funds available to pay the purchase price, (f) the acquisition could expose us to additional unknown and contingent liabilities, (g) we may not be able to successfully integrate the business, or our cost savings and other synergies from the transaction may not be fully realized or may take longer to realize than expected, and (h) we may experience disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers. The forward-looking statements included herein are made only as of the date of this presentation, and we undertake no obligation to update any of these forward-looking statements to reflect events or circumstances occurring after today's date except to the extent required by applicable law. You should read our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2009 and our subsequently filed Quarterly Reports on Form 10-Q, for a more extensive list of factors that could affect results.

Building the Crestwood Platform

Crestwood
MIDSTREAM PARTNERS LP



First Reserve Corporation
Crestwood Management
Crestwood Holdings and other Entities
61.7% LP
1.5% GP (IDRs)
Public Unit holders
36.8% LP
Crestwood Midstream Partners LP (NYSE: CMLP)
Existing Barnett Shale Assets
Fayetteville Shale Assets
Granite Wash Assets

($ Millions)		
NYSE Ticker		CMLP
Market Capitalization	$	947.2[1]
Total Debt	$	283.5[2]
Enterprise Value	$	1,230.7

- **May 26, 2010** – First Reserve/Crestwood announced the initial capital commitment to Crestwood Holdings, a partnership between First Reserve, a leading private equity energy investor and Crestwood Management, led by Bob Phillips
- **October 1, 2010** - Crestwood Holdings acquired 100% of the GP and 60% of the LP units of Quicksilver Gas Services (NYSE:KGS) from Quicksilver Resources (NYSE:KWK) for $701 MM plus earn out
- **October 4, 2010** - Quicksilver Gas Services changed its name to Crestwood Midstream Partners LP and its ticker to (NYSE:CMLP)
- **October 18, 2010** - Crestwood Holdings converted a $58 million CMLP promissory note for 2.3 million common units increasing its ownership by 2%
- **January 18, 2011** - Crestwood increased its quarterly distribution to $0.43 per common unit
- **February 18, 2011** - Crestwood signed agreements to acquire the midstream assets of Frontier Gas Services in the Fayetteville Shale play of NW Arkansas and the Granite Wash play of the Texas Panhandle for $338 MM plus earn out
- **February 22, 2011** - Crestwood announced 4th Quarter and FYE 2010 earnings and announced the purchase of additional midstream assets in the Avalon/Bone Spring play of SE New Mexico for $5.1 MM from independent producers

Note: Current ownership structure.

1. *Excludes value of general partner. As of 2/18/11.*
2. *Debt as of 12/31/10*

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Frontier Transaction Overview Acquisition of Frontier Gas Services, LLC's ("Frontier") midstream assets located in the Fayetteville Shale play of northwest Arkansas and the Granite Wash play of the Texas Panhandle for $338 million plus a $15 million earn out Assets include over 150 miles of gas gathering and NGL pipelines, 1- processing plant (1 additional processing plant planned for 2011) , 3 - CO2 treating plants and over 50,000 horsepower of compression Transaction is expected to close in early 2nd Quarter 2011 and is financed with a combination of: $153 million Crestwood Midstream Partners LP Class C Units Units issued to Institutional Investors at $24.50/unit, discounted approximately 13-14% from CMLP's 10-20 day VWAP from Feb 2, 2011 (the day we finalized our deal value/structure with Frontier) Units are Pay-in-Kind units in which CMLP has the option to make quarterly distributions in cash or additional Class C units for 2 years Units will convert on a one-for-one basis into CMLP common units on second anniversary $200MM Bridge facility arranged by bank group comprised of UBS, BNP Paribas, RBC and RBS CMLP expects to raise the debt portion of the purchase price through the sale of high yield debt between signing and closing Transaction is expected to be immediately accretive to distributable cash flow per LP unit in 2011 4

Post-Transaction Investment Highlights

Crestwood MIDSTREAM PARTNERS LP

Assets in Leading Shale Plays	▪ Barnett Shale assets in "Core / Tier 1" acreage; Quicksilver guided to ~21% production growth in 2011 ▪ Fayetteville Shale assets in core fairway gather from producers with meaningful Held by Production ("HBP") drilling plans/obligations in 2011-12 ▪ Granite Wash assets gather liquids rich gas with compelling financial returns for producers due to improved oil and NGL prices ▪ Shale gas plays have substantial gas-in-place meaning it is more of a "gas manufacturing" operation for producers; stable long-term growth for CMLP
High Quality Assets	▪ All assets constructed since 2006; results in low maintenance capital requirement ▪ System infrastructure and capacities designed by producers to accommodate long-term basin development plans ▪ State-of-the-art, high recovery processing plants and efficient, low cost pipelines provide a competitive advantage
Long-term, Fee Based Contracts and Acreage Dedications	▪ Barnett Shale and Fayetteville assets are 100% fee based ▪ While Granite Wash has some POP contracts, CMLP cash flow will be ~95% fee based on a pro forma basis ▪ 10 year acreage dedication from Quicksilver; 15 year dedication from Chesapeake/BP
Organic Growth Projects	▪ Barnett Shale (Alliance) expansion expected to be complete by mid-2011 ▪ Fayetteville 2011 capex includes expanded gathering, treating, and compression assets to accommodate shippers' HBP program ▪ Granite Wash pipeline project and new plant expected to improve recovery rates for existing producers and help attract new third party volumes from Granite Wash trend
Platform for Growth	▪ Increased opportunity set for business development activities with expanded footprint ▪ Visible growth in Barnett Shale, Fayetteville Shale, Granite Wash and Avalon Shale ▪ Accretive transaction provides long-term support for future distribution growth ▪ Upsized revolving credit facility and strong GP sponsorship offers financial flexibility for future acquisitions and organic growth

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Twin Groves / Prairie Creek / Woolly Hollow Significant long-term acreage dedications Fayetteville Shale Assets Largest third party gatherer in the Fayetteville Shale with long-term acreage dedications from blue chip producers Five separate gathering systems which in aggregate include: ~127 miles of high pressure and low pressure gas gathering lines 35,070 HP of compression Gathering and delivery capacity to downstream pipelines of 510 MMcfe/d Treating capacity of 165 MMcfe/d Approx. 150,000 acres in the competitive gathering area Fee-based contracts (sliding scale incentivizes producer volume growth) Producer builds from wellhead to central delivery point Wilson Creek AR Existing Gathering Pipeline Gathering Pipeline - Under Construction Compressor Station H.P. Transmission Pipeline Rose Bud Wilson Creek Overview 6

Average IP Rate (Mcf/d) 30th-Day Avg Rate 60th-day Avg Rate Average Lateral Length 1Q 2007 1261 1066 958 2104 0 2Q 2007 1497 1254 1034 2512 0 3Q 2007 1769 1510 1334 2622 0 4Q 2007 2027 1690 1481 3193 0 1Q 2008 2343 2147 1943 3301 0 2Q 2008 2541 2155 1886 3562 0 3Q 2008 2882 2560 2349 3736 0 4Q 2008 3350 2722 2386 3850 0 1Q 2009 2992 2537 2293 3874 0 2Q 2009 3611 2833 2556 4123 0 3Q 2009 3604 2640 2275 4100 0 4Q 2009 3727 2674 2360 4303 0 1Q 2010 3197 2388 2123 4348 0 2Q 2010 3449 2610 2431 4532 Note: Data as of 6/30/2010; Q4 2008 increase in avg IP and subsequent decrease related to delay in Boardwalk Pipeline; 1Q 2010, results affected by shift to "green completions." Source: SWN 2010 Investor Presentation. Technically Recoverable Resources (Tcfe) Fayetteville Shale 42 Kharsavey (Russia) 42 Barnett Shale 44 Orenburg (Russia) 45 Karachaganak (Kazakhstan) 46 Dauletabad-Donmez (Turkmenistan) 47 North Pars (Iran) 48 Medvezhye (Russia) 68 Bonavenko (Russia) 70 Groningen (Netherlands) 73 Hugoton 81 Zapolyamoye (Russia) 95 Shtokman (Russia) 110 Hassi R'Mel (Algeria) 123 Yamburg (Russia) 138 Urengoy (Russia) 222 Haynesville Shale 235 Marcellus Shale 490 North Field-S.Pars (Qatar-Iran) 1400 Source: Chesapeake October 2010 Investor Presentation *US Dept of Energy (April 2009): Modern Shale Gas Development in the US ** Dr. Terry Engelder, Penn State University. February 21, 2011 Chesapeake Energy Corporation announces sale of Fayetteville Shale assets to BHP Billiton for $4.75 Billion in cash "The Fayetteville shale is a world class onshore natural gas resource," said J. Michael Yeager, Chief Executive of BHP Billiton Petroleum. "The purchase of this long-life field immediately adds over 10 trillion cubic feet of gas resources to our portfolio and is consistent with our strategy of investing in large, low cost assets with significant growth for future development." Fayetteville Shale - World Class Resource Fayetteville Shale Production history has exceeded producer expectations World Class Natural Gas Resource Improving Well Performance Type Curve & Normalized Production History Fayetteville is one of the largest gas fields in the world 1,400 Longer Laterals Resulting in Higher IPs and Higher EURs 7

Granite Wash Assets

Systems positioned for long-term growth in liquids-rich area

Indian Creek System



NGL Takeaway Pipeline
To MAPL
Northern Natural Gas High Pressure Line
ANR High Pressure Line
Compressor (2)
Compressor
Compressor (6)
Existing Frontier Pipeline
Chesapeake Low Pressure Line
Plains Low Pressure Line
Linn Low Pressure Line
Pitco Low Pressure Line
Existing Frontier Liquids Line
CDP
Producing Gas Well
Permitted Gas Well
Indian Creek Dedication Area
Great Plains Acreage
Indian Creek Plant Site
Indian Creek North Station

Overview

- Gas gathering system and 36 MMcfe/d state-of-the-art cryogenic processing plant in Roberts County, Texas
- Significant capital expansion project opportunity
  - New 60 MMcfe/d cryogenic plant and gathering system being installed and expected to be operational by Q4 2011
- NGL takeaway pipeline to Mid-America Pipeline (MAPL) which allows premium Mt. Belvieu pricing on liquids
- Over 13,000 acres currently dedicated by leading producers; 123 drillable locations
- Producer builds from wellhead to CDP
- POP plus gathering fee contracts



Texas Panhandle Granite Wash
Ochiltree
Roberts
Hemphill
Wheeler
Gray
Collingsworth
Operator
Cordillera
Chesapeake
Forest
Cimarex
Newfield
Linn
Samson
EOG
Noble
Devon

Source: Tudor Pickering, HPDI

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Chesapeake is utilizing enhanced drilling technologies, better mud systems and an improved downhole configuration that has resulted in quicker and cheaper drilling Lower costs, better returns and lower economic threshold Application of advanced frac technologies Through more stages, Chesapeake is accessing more rock and improving recoveries Chesapeake has stated that returns in the Granite Wash are among the best in their portfolio Granite Wash - Compelling Economics ___________________________ Source: Chesapeake Corporation 2010 Institutional Investor and Analyst Meeting, October 13, 2010, Oklahoma City, OK. T TTTTTTTTTTTTTTTTTTTTTTTTTTTTT Even in current low gas price environment, returns in the Granite Wash are highly compelling It would take a dramatic move in liquids prices to make the Granite Wash less attractive Texas Panhandle Granite Wash Texas Panhandle Granite Wash Type Curve & Normalized Production History 9

Barnett Shale Assets

Fort Worth Basin of North Texas



Fort Worth Basin, TX
Denton
Tarrant
Hood
Bosque
Hill
LEGEND
CMLP
Liquid Pipelines
Other Gas Pipelines
KWK Acreage

Barnett Shale Overview

- The Barnett Shale is the largest producing natural gas field in North America [1]
  - 5.2 Bcf/d (Q3 2010); 29+ Tcf proved reserves; 14,000+ wells completed
  - 70 rigs still running in play; Core & Tier 1 area offers 10-25% returns at $4-$5/Mcf
- Quicksilver Resources is the 4th largest producer in the Barnett Shale
  - 163,000 acres ; 40% developed; 10-year drilling inventory; 2.6 Tcfe proved reserves dedicated
  - Low, full-cycle F&D costs; $1 billion liquidity
- Crestwood operates competitive gathering, processing and treating assets; low operating cost pipelines, high NGL recovery plants
  - 320 miles of pipeline with 825 MMcfd capacity; 3 NGL processing plants; 1 Amine CO2 treating plant; 160,000 HP compression

1. *Barnett Shale Newsletter – RigData.*

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Solid Growth Expectations for Barnett Shale

Crestwood MIDSTREAM PARTNERS LP

Quicksilver Resources (KWK) confirms 2011E Capital Spending and previous Production Forecast

"Quicksilver's 2011 capital program is anticipated to result in an **increase of more than 20%** in our average daily production volumes." Glen Darden, Pres. & CEO, Quicksilver Resources Inc.



Quicksilver Resources Inc.
Production Forecast
MMcfe/d
Identified projects in Fort Worth Basin offer low-risk, low-cost growth
>25% CAGR
450
400
350
300
250
200
150
100
50
0
151
263
325
≅355
425-435
2007
2008
2009
2010P
2011P

Source: KWK Investor Presentation – January 2011

- On December 2, 2010, KWK announced its 2011E capital budget and production targets
  - $455 million capex budget; $320 million in the Barnett Shale
  - Volume guidance of 425-435 MMcfe/d; estimate net 360-370 MMcfe/d in the Barnett Shale
  - 85 total well completions in the Barnett Shale, including 40 new wells drilled
  - 2 drilling rigs operating in the Barnett Shale
  - 50% of 2011 production hedged above $6.06 Mcf and $38.33 Bbl
- KWK represents ~90% of CMLP's volumes prior to anticipated Frontier Acquisitions
- Additional CMLP revenue volumes include: 3rd party gas, ENI (Alliance), gas lift gas, royalty gas (12.5%-27.5%) and gross up for fuel and shrink through system and plant
- KWK can receive earnout payments from our general partner upon hitting certain volume targets in 2011-2012
  - Provides incentive to develop dedicated properties in near-term despite low gas prices

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On February 16, 2011, Crestwood closed a ~$5 million acquisition of midstream assets in the Avalon Shale Adding to Crestwood's Opportunity Set Crestwood Midstream Partners LP has acquired 46 miles of natural gas gathering pipelines located in the Morrow/Atoka trend and the emerging Avalon Shale trend in southeastern New Mexico for $5.1 million The system is supported by approximately 90,000 acres of dedicated production and provides producers with access to multiple third party pipeline systems Acquisition Overview The Avalon Shale is a liquids-rich oil and gas field that is part of the Permian Basin It lies above the Bone Spring and Wolfberry formations; the play is primarily spread across parts of Southern Eddy and Southwestern Lea counties in New Mexico The Avalon is comprised of a series of individual sandstone zones ranging in depths from 6,500 feet to 9,000 feet Avalon Shale Overview Major Producers in the Area Avalon Map 12 A BASS LEGACY COMPANY

13 Crestwood's Long Term Growth Profile Marcellus Wet (core) 2.8 Pinedale 2.9 Marcellus Dry (core) 3 Fayetteville (core) 3 Granite Wash (Horiz) 3.1 Montney (10 stage frac) 3.1 Huron Shale 3.2 Deep Bossier (E. Texas) 3.3 Eagle Ford (Cond) 3.4 Cana-Woodford (Core) 3.5 Piceance (Valley-Core) 3.6 Barnett (Tier 1) 3.7 Horn River 3.7 Appalachian - CBM 3.7 Haynesville 3.8 Nikanassin 3.9 Marcellus Dry (Tier 2) 3.9 Eagle Ford (Gas) 4 Fayetteville (non-core) 4.2 Jonah 4.2 Woodford (Arkoma) 4.3 Wattenberg (Core) 4.5 Uinta (Shallow) 4.8 Piceance (Highlands) 4.8 Raton (CBM) 5.2 Alberta Shallow Gas 5.4 Warwick (W. TX Overthrust) 5.7 Montney (4 stage frac) 5.8 Barnett (Tier 2) 5.9 Powder Ricker (CBM) 5.9 Alberta Deep Basin 6 Jean Marie (Tight Gas) 6 Horseshoe Canyon (CBM) 6.2 Basin Breakeven NYMEX (10% IRR) ___________________________ Source: Morgan Stanley research estimates as of November 7, 2010. 1. As of 2/10/11. 2012 Strip: $4.83 (1) 2013 Strip: $5.15 (1) NTM Strip: $4.40 (1) Crestwood's midstream assets are located in some of the most prolific oil and natural gas basins and active shale plays in the US Our geographic footprint has grown to a level which provides visible, high-return organic growth projects Our diversified producer portfolio now represents some of the largest, most technically competent and financially sound oil and gas shale developers Crestwood's expanded midstream operations are relatively new, efficient and easy to operate with low maintenance costs Diversified portfolio of low-development cost, dry gas basins and liquids-rich basins with compelling economics even at current gas prices Quicksilver remains a low cost operator developing Core/Tier 1 Barnett Shale acreage Fayetteville Shale Core is an attractive dry-gas basin for HBP drilling and later infill development Granite Wash Horizontal Play benefits from superior drilling economics due to improved oil and NGL prices Permian Basin Avalon Shale play is driven by improved technology/oil economics